                                                                  Exhibit 10(gg)

                     SECOND AMENDMENT TO LEASE AGREEMENT AND
                       ASSIGNMENT AND ASSUMPTION OF LEASE
                                  (Building G)


                 This Second Amendment to Lease Agreement (this "Amendment") is made and entered into this 1st day of August, 2003 (the "Effective Date") by and among LIT-ENVP LIMITED P ARTNERSHIP, a Delaware limited partnership ("Landlord"), EXHIBIT CRAFTS, INC., a California corporation ("Exhibit Crafts"), INTERNATIONAL EXPO SERVICES, INC., a California corporation ("IES") (Exhibit Crafts and IES are collectively referred to as the "Original Tenant"), and SPARKS EXHIBITS AND ENVIRONMENTS, LTD., a California corporation ("Assignee").

                                    RECITALS

                  A. Landlord's predecessor-in-interest and Original Tenant entered into the Lease Agreement (California Net Lease) dated September 22, 2000 (the "Original Lease") with respect to certain premises commonly known as Building G in the Heritage Springs Business Park in Santa Fe Springs, California consisting of approximately 31,210 rentable square feet (the "Premises"), as such Premises are more particularly described in the Lease. The Original Lease was amended pursuant to the First Amendment to Lease dated as of September 23, 2002 (the "First Amendment"). The Original Lease, as amended by the First Amendment, is collectively referred to herein as the "Lease".

                  B. Exhibit Crafts desires to assign all of its interest in, to and under the Lease to Assignee and Assignee desires to accept such assignment and assume (on a joint and several basis with IES) all of the Tenant's obligations under the Lease arising from and after the date hereof.

                  C. Subject to the terms and conditions set forth in this Amendment, Landlord, Original Tenant and Assignee desire to (i) memorialize Exhibit Crafts' assignment and Assignee's assumption of the Lease, and (ii) to amend certain provisions of the Lease in accordance with the terms of this Amendment.

                  D. Capitalized terms used but not defined herein shall have their meanings set forth in the Lease. From and after the Effective Date, all references to "Tenant", whether in the Lease or in this Amendment, shall mean collectively the Assignee and IES on a joint and several basis.

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                  1. Assignment of Assumption. As of the Effective Date, Exhibit Crafts hereby assigns all of its right, title and interest in and to the Lease (as amended hereby) to Assignee, and Assignee hereby agrees to assume, on a joint and several basis with IES, all of the Tenant's obligations and liabilities under the Lease (as amended hereby) arising from and after the date of this Amendment. Based on Assignee's assumption as described in the previous sentence, Landlord hereby consents to the foregoing assignment and assumption.

                  2. Letter of Credit. On or before the Effective Date, Tenant shall deliver to Landlord a Letter of Credit with a Commitment Fee Amount of $15,000.00 and in accordance with the terms of Paragraph 5 of the Original Lease. Within three (3) business days following Landlord's receipt of the new Letter of Credit, Landlord shall return the original Letter of Credit to Original Tenant.

                  3. Increase in Base Rent. For each of the twelve (12) months commencing on August 1, 2003 through July 31, 2004, Base Rent shall be increased by $948.34 per month (i.e., Base Rent shall equal the then scheduled Base Rent pursuant to the terms of the Lease plus $948.34).

                  4. Bond Assessment. Notwithstanding anything to the contrary contained in the Lease (as amended hereby), Tenant hereby acknowledges and agrees that its obligation to pay Tenant's Proportionate Share of Taxes shall include, without limitations, all assessments affecting the Project, including, without limitation, the assessments pursuant to the City of Santa Fe Springs $2,315,000 Limited Obligation Improvement Bonds, Heritage Springs Assessment District No. 2001-1. No additional amounts will be payable that is attributable to periods prior to the Effective Date with respect to such assessments.

                  5. Estoppel. Tenant warrants, represents and certifies to Landlord that as of the date of this Amendment, to the best of Tenant's knowledge, (a) Landlord is not in default under the Lease, and (b) Tenant does not have any defenses or offsets to payment of rent and performance of its obligations under the Lease as and when same becomes due. Landlord warrants, represents and certifies to Tenant that as of the date of this Amendment, to the best of Landlord's knowledge, (a) Tenant is not in default under the Lease, and
(b) Tenant is paid current in its rent obligations under the Lease (as amended hereby) through July, 2003, subject to any reconciliation of Operating Expenses pursuant to the terms of the Lease. Exhibit Crafts hereby waives any claims that it may have against Landlord with respect to any matters arising prior to the date of this Amendment.

                  6. Attorney's Fees. In the event any party shall commence an action to enforce any provision of the Lease (as amended hereby), the prevailing party in such action shall be entitled to receive from the other party, in addition to damages, equitable or other relief, and all costs and expenses incurred, including reasonable attorneys fees and court costs and the fees and costs of expert witnesses, and fees incurred to enforce any judgment obtained. This provision with respect to attorneys fees incurred to enforce a judgment shall be severable from all other provisions of the Lease, shall survive any judgment, and shall not be deemed merged into the judgment.

                  7. Authority. Original Tenant, Assignee and Landlord each represents that it has full power and authority to enter into this Amendment and the person signing on behalf of each of Original Tenant, Assignee and Landlord has been fully authorized to do so by all necessary corporate or partnership action on the part of such party.

                  8. Original Lease in Full Force. Except for those provisions which are inconsistent with this Amendment and those terms, covenants and conditions for which performance has heretofore been completed, all other terms, covenants and conditions of the Lease shall remain in full force and effect. Landlord and Tenant each hereby ratifies the Lease, as amended hereby.

                  9. Binding Effect; Defined Terms; Joint and Several. This Amendment shall be binding upon and inure to the benefit of Landlord, its successors and assigns and Tenant and its permitted successors and permitted assigns. Capitalized terms used but not defined herein shall have their meanings set forth in the Lease. From and after the Effective Date, all references to "Tenant", whether in the Lease or in this Amendment, shall mean collectively the Assignee and IES on a joint and several basis.

                  10. Confidentiality. Tenant acknowledges and agrees that the content of this Amendment and any related documents, correspondence and discussions constitute confidential information (collectively, the "Confidential Information") and are to be kept strictly confidential by Tenant and shall not be disclosed by Tenant to any other party, except as required by applicable law or judicial process. Tenant further acknowledges that Tenant's agreement to keep all of the Confidential Information strictly confidential and not to disclose the same to any other party is a material inducement to Landlord to enter into this Amendment. Tenant shall indemnify, defend, reimburse and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, causes of action, suits, judgments, damages, costs and expenses arising out of any breach by Tenant of this Section 10.

                  11. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original part and all of which together shall constitute a single agreement.

                  12. Effectiveness. Notwithstanding the execution of this Amendment by the parties or any other provision of this Amendment to the contrary, this Amendment shall not become effective unless and until Assignee delivers written notice to Landlord on or before August 15, 2003 certifying that Assignee has acquired the assets of Exhibit Crafts and is assuming the Lease, as amended by this Amendment (the "Assumption Notice"). If Landlord does not receive the Assumption Notice from Assignee on or before August 15, 2003, then without the requirement of any further writing or other act of any party, this Amendment shall be null, void and of no force or effect, and the Lease shall remain in full force and effect as if this Amendment were never executed.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

-------------------------------------------------------------------------------------------
LANDLORD:                                           ORIGINAL TENANT:
---------------------------------------------- ---- ---------------------------------------
---------------------------------------------- ---- ---------------------------------------
LIT-ENVP LIMITED PARTENRSHIP,                       EXHIBIT CRAFTS, INC
a Delaware limited partnership                      a California corporation
---------------------------------------------- ---- ---------------------------------------
---------------------------------------------- ---- ---------------------------------------
By:  LIT-ENVGP,LLC., a Delaware limited             By:      s/s Anthony Di Giorgio
liability company, its sole general partner                  ----------------------
                                                    Name:    Anthony Di Giorgio
                                                             ------------------
                                                    Title:   CEO
                                                             ---
---------------------------------------------- ---- ---------------------------------------
---------------------------------------------- ---- ---------------------------------------
By:  LIT Industrial Limited Partnership, a          By:      s/s John Kalata
Delaware limited partnership, its sole member                ---------------
                                                    Name:    John Kalata
                                                             -----------
                                                    Title:   Controller
                                                             ----------
---------------------------------------------- ---- ---------------------------------------
---------------------------------------------- ---- ---------------------------------------
By:  LIT Holdings GP, LLC, a Delaware               INTERNATIONAL EXPO SERVICES, INC.,
limited liability company, its general              a California corporation
partner
---------------------------------------------- ---- ---------------------------------------
---------------------------------------------- ---- ---------------------------------------
By: Lion Industrial Properties, LP                  By:      s/s Anthony Di Giorgio
A Delaware limited partnership,                              ----------------------
its sole member                                     Name:    Anthony Di Giorgio
                                                             ------------------
                                                    Title:   CEO
                                                             ---
---------------------------------------------- ---- ---------------------------------------
---------------------------------------------- ---- ---------------------------------------
By:  LIT GP Sub, LLC a Delaware limited             By:      s/s John Kalata
liability company, its general partner                       ---------------
                                                    Name:    John Kalata
                                                             -----------
                                                    Title:   Controller
                                                             ----------
---------------------------------------------- ---- ---------------------------------------
---------------------------------------------- ---- ---------------------------------------
By:  Lion Industrial Trust, a Maryland real         ASSIGNEE:
estate investment trust, its manager
                                                    SPARKS EXHIBITS AND ENVIRONMENTS, LTD.,
                                                    A California corporation
---------------------------------------------- ---- ---------------------------------------
---------------------------------------------- ---- ---------------------------------------
By:  s/s Stacey Magee                               By:      s/s Robert B. Ginsburg
     ----------------                                        ----------------------
         Stacey Magee                               Name:    Robert B. Ginsburg
         ------------                                        ------------------
         Vice President                             Title:   VP and CFO
         --------------                                      ----------
---------------------------------------------- ---- ---------------------------------------
---------------------------------------------- ---- ---------------------------------------
                                                    By:      s/s Alan I. Goldberg
                                                             --------------------
                                                    Name:    Alan I. Goldberg
                                                             ----------------
                                                    Title:   Secretary
                                                             ---------
-------------------------------------------------------------------------------------------

                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease (this "Amendment") is made and entered into as of this 23 day of September, 2002, by and between CFH-ENVP LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and EXHIBIT CRAFTS INC., a California corporation and INTERNATIONAL EXPO SERVICES INC., a California corporation (jointly and severally, the "Tenant").

                                    RECITALS

         A. Tenant is the tenant pursuant to that certain Lease Agreement (California Net Lease) between Landlord and Tenant dated as of September 22, 2000 (the "Lease"), pursuant to which Tenant is currently leasing approximately 31,210 rentable square feet of space (the "Premises") in the building located at 12342 Hawkins Street, Santa Fe Springs, California (the "Building"), as such Premises is more particularly described in the Lease.

         B. Landlord and Tenant desire to amend the Lease as provided herein.

         C. All capitalized terms used herein but not specifically defined in this Amendment shall have the meanings ascribed to such terms in the Lease. The term "Lease" where used in the Lease shall hereinafter refer to the Lease, as amended by this Amendment.

                                    AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. Paragraph 14: Parking. The following is hereby added after the last sentence of Paragraph 14 of the Lease:

"Notwithstanding anything to the contrary contained in this Lease, Tenant acknowledges and agrees that it shall not have reciprocal rights of parking with respect to any of the parcels comprising the Project other than the parcel encumbered by this Lease."

         2. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original part and all of which together shall constitute a single agreement.

         3 Original Lease in Full Force. Except for those provisions which are inconsistent with this Amendment and those terms, covenants and conditions for which performance has heretofore been completed, all other terms, covenants and conditions of the Lease shall remain in full force and effect and Tenant hereby ratifies the Lease, as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.

--------------------------------------------------------------------------------------------------
"Landlord"                                                     "Tenant"
------------------------------------------------------- ------ -----------------------------------
------------------------------------------------------- ------ -----------------------------------
CFH-ENVP LIMITED PARTNERSHIP,                                  EXHIBIT CRAFTS, INC
a Delaware limited partnership                                 a California corporation
------------------------------------------------------- ------ -----------------------------------
------------------------------------------------------- ------ -----------------------------------
By:      CFH-ENVPGP, LLC                                       By:      s/s Anthony Di Giorgio
         A Delaware limited liability company                           ----------------------
         Its: General Partner                                  Name:    Anthony Di Giorgio
                                                                        ------------------
                                                               Title:   CEO
                                                                        ---
------------------------------------------------------- ------ -----------------------------------
-------------------------------------------------------------- -----------------------------------
By:      CROW FAMILY HOLDINGS                                  INTERNATIONAL EXPO SERVICES, INC.,
         INDUSTRIAL LIMITED PARTNERSHIP,                       a California corporation
         a Delaware limited partnership
         Its: Member
-------------------------------------------------------------- -----------------------------------
-------------------------------------------------------------- -----------------------------------
         By:      CFH INDUSTRIAL TRUST, INC.,                  By:      s/s Anthony Di Giorgio
                  a Maryland corporation                                ----------------------
                  Its: General Partner                         Name:    Anthony Di Giorgio
                                                                        ------------------
                                                               Title:   CEO
                                                                        ---
-------------------------------------------------------------- -----------------------------------
------------------------------------------------------- ------ -----------------------------------
                  By:     s/s Stacey Magee
                          ----------------
                  Name:   Stacey Magee
                          ------------
                  Title:  Vice President
                          --------------
--------------------------------------------------------------------------------------------------